Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Sun Oil & Gas Corp. on Form 10-QSB for the quarterly period ended October 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such quarterly report on Form 10-QSB fairly presents in all material respects the financial condition and results of operation of Sun Oil & Gas Corp.

December 2, 2005	/s/ Zhenggang Wang

Zhenggang Wang
Chairman of the Board &
Chief Executive Officer
(Principal Executive Officer)

/s/ Jian Liu

Jian Liu
Chief Financial Officer
(Principal Financial Officer)